SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                               March 2, 1999
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                         Jones Apparel Group, Inc.
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           (Exact name of registrant as specified in its charter)

                                Pennsylvania
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               (State or other jurisdiction of incorporation)

             1-10746                       06-935166
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 (Commission File Number)      (IRS Employer Identification No.)

250 Rittenhouse Circle, Bristol, Pennsylvania        19007
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  (Address of principal executive offices)         (Zip Code)

                               (215) 785-4000
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                      (Registrant's Telephone Number)

                                    None
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       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

          On March 2, 1999, Jones Apparel Group, Inc., a Pennsylvania corporation ("Jones Apparel"), entered into an Agreement and Plan of Merger dated as of March 1, 1999 (the "Merger Agreement"), with Nine West Group Inc., a Delaware corporation ("Nine West"), pursuant to which a subsidiary of Jones Apparel will merge with Nine West (the "Merger") on the terms and subject to the conditions set forth in the Merger Agreement . Pursuant to the Merger and the other transactions contemplated by the Merger Agreement, each share of Nine West common stock will be converted into the right to receive 0.5011 of a share of Jones Apparel common stock and $13 in cash, subject to certain adjustments set forth in the Merger Agreement attached hereto as an exhibit and described in the press release attached hereto as an exhibit.

          In connection with the Merger Agreement, stockholders who collectively have beneficial ownership of approximately 19% of the outstanding common stock of Nine West have agreed, pursuant to a Stockholders Agreement (the "Stockholders Agreement"), dated as of March 1, 1999, among other things to vote in favor of the Merger at any stockholders meeting at which such matters are considered.

          The Merger is subject to various conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the stockholders of Nine West and clearance under the Hart-Scott-Rodino Act of 1976.

          Attached hereto and incorporated herein by reference in their entirety as Exhibits 2.1, 10.1 and 99.1, respectively, are copies of (1) the Merger Agreement, (2) the Stockholders Agreement and (3) a press release of Jones Apparel and Nine West announcing the signing of the Merger Agreement.

Item 7(c).  Exhibits.

     2.1 Agreement and Plan of Merger dated as of March 1, 1999, among Jones Apparel Group, Inc., Jill Acquisition Sub Inc. and Nine West Group Inc.

     10.1 Stockholders Agreement dated as of March 1, 1999, between Jones Apparel Group, Inc. and certain stockholders of Nine West Group Inc.

     99.1 Press release dated March 2, 1999, announcing the signing of a definitive agreement to merge Jones Apparel Group, Inc. and Nine West Group Inc.


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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   JONES APPAREL GROUP, INC.

Date:  March 3, 1999               By: /s/ Wesley R. Card
                                      ----------------------
                                      Name:  Wesley R. Card
                                      Title: Chief Financial Officer


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                               EXHIBIT INDEX


Exhibit                            Description

2.1 Agreement and Plan of Merger dated as of March 1, 1999, among Jones Apparel Group, Inc., Jill Acquisition Sub Inc. and Nine West Group Inc.

10.1 Stockholders Agreement dated as of March 1, 1999, between Jones Apparel Group, Inc. and certain stockholders of Nine West Group Inc.

99.1 Press release dated March 2, 1999, announcing the signing of a definitive agreement to merge Jones Apparel Group, Inc. and Nine West Group Inc.